Asset Impairments and Write-Offs (Tables)	12 Months Ended
Dec. 31, 2013
Asset Impairments and Write-Offs

	Fiscal Year Ended December 31,
	2013	2012	2011
Materials contained on heap leach pad	61.3	19.2	—
Stockpiles[1]	16.1	—	—
Consumables [1]	2.4	—	—
Heap leach inventory [2]	42.8	19.2	—
Property, plant and equipment	122.3	14.5	9.5
Yanfolila [3]	29.7	—	—
Heap leach assets [2]	20.2	10.1	—
Tarkwa expansion project [4]	4.6	—	—
Property, plant and equipment - other [5]	14.8	4.4	9.5
Damang - asset group [6]	53.0	—	—
Other	31.7	7.9	—
Tarkwa expansion project [4]	22.2	—	—
Non-refundable option payment to Bezant [7]	9.5	—	—
Biox - property, plant and equipment [8]	—	7.9	—

Total asset impairments and write-offs	215.3	41.6	9.5

(1)	Market value write-down of stockpiles at Damang of $16.1 million and consumables at Tarkwa of $2.4 million.
(2)	Write-down of inventory to market value due to the cessation of the heap leach operations as well as the write-off of related assets at Tarkwa (2012: cessation of heap leach operations at St Ives).
(3)	Following the Group’s decision to dispose of non-core projects, Yanfolila was classified as held for sale and, accordingly, valued at the lower of fair value less cost to sell or carrying value which resulted in an impairment. The fair value less cost to sell was based on offers received. The disposal is expected to be completed during fiscal 2014.
(4)	Write-off of assets due to the abandonment of the Tarkwa expansion project at Tarkwa.
(5)	Write-off of redundant assets at Tarkwa, Cerro Corona and Agnew. The charge in fiscal 2012 was due to the write-off of heavy mining machinery in Ghana. The charge in fiscal 2011 resulted from the decision to reassess the optimal processing methodology for the oxides at Cerro Corona, where the focus was on the evaluation of a heap leach operation to capture the value inherent in the oxide instead of a stand-alone oxide plant; the evaluation costs of which were written off in 2011.
(6)	As the undiscounted cash flows for Damang was less than its carrying value, the fair value of the asset group was calculated. The fair value of Damang was calculated using a combination of the market (comparable resource transactions) and the income (present value techniques) methods. The impairment was mainly due to the decrease in the gold price which impacted the life of mine plan.

The key assumptions used in the calculation were as follows:

- Real discount rate - 8%

- Long-term gold price per ounce - $1,300

- Resource valuation per ounce - $26

- 2013 life of mine years - 6

The fair value calculation is very sensitive to the gold price assumption and an increase or decrease in the gold price could materially change the fair value.

(7)	The US$9.5 million non-refundable option payment was written off due to the fact that Gold Fields relinquished the Mankayan option in connection with the Guinaoang property ahead of the January 31, 2014 expiry date.
(8)	The Group impaired its patented technology in fiscal 2012, known as the Biox process, which is used for the pretreatment of refractory ores and concentrates prior to gold recovery through conventional cyanide leaching techniques. The Group sold its Biox technology in 2013.